UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 4, 2007
                ------------------------------------------------
                Date of Report (Date of earliest event reported):


                               Liberator BDC Inc.
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               (Exact name of registrant as specified in charter)


         Delaware                      0-51721                    83-0432182
--------------------------       -------------------           ----------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)



                                  1 DOCK STREET
                                    SUITE 525
                               STAMFORD, CT 06902
                   -----------------------------------------
                    (Address of principal executive offices)


                                 (203) 509-3330
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               Registrant's telephone number, including area code:


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 4, 2007, Mr. Paul T. Mannion, Jr. and Mr. Andrew Reckles voluntarily resigned from their positions as President and Secretary, respectively, of Liberator BDC Inc (the "Company") and as directors of the Company. These resignations did not involve any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

On the same date, Mr. Edward J. Wegel was elected as a director of the Company. Mr. Wegel is the Company's Chief Executive Officer, and, as a result, will not receive compensation for his service as a director.

On January 7, 2008, the following additional directors of the Company were elected: General Ronald R. Fogleman and the Hon. Joe R. Reeder. Each of Messrs. Fogleman and Reeder will receive an annual fee of $ 9,000 for their services as directors, payable quarterly. Each also will receive a fee of $1,000 for each board meeting attended in person and $500 for each board meeting attended by conference telephone or similar communications equipment. The Company will reimburse each of Messrs. Fogleman and Reeder for all reasonable expenses incurred in connection with their service on the board of directors.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: February 6, 2008               Liberator BDC Inc.

                                     /s/ Edward J. Wegel

                                     By: /s/ Edward J. Wegel
                                     Name: Edward J. Wegel
                                     Title: Chief Executive Officer and Chief
                                             Compliance Officer